=============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): May 15, 2006

                             TrustCo Bank Corp NY
            (Exact name of registrant as specified in its charter)

          NEW YORK                         0-10592               14-1630287
State or Other Jurisdiction of       Commission File No.      I.R.S. Employer
Incorporation or Organization                                 Identification
                                                                   Number

                 5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                   (Address of principal executive offices)

                                (518) 377-3311
                       (Registrant's Telephone Number,
                             Including Area Code)

                                NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

TrustCo Bank Corp NY


Item 8.01.   Other Events

             The following materials were presented at the Annual
             Meeting of Shareholders held May 15, 2006. Attached is a copy of the presentation labeled as Exhibit 99(a).


Item 9.01    Financial Statement and Exhibits

             (c) Exhibits

             Reg S-K Exhibit No.      Description
             -------------------      -----------
                   99(a)              Presentation given at the Annual Meeting
                                      of Shareholders held on May 15, 2006.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 15, 2006


                                 TrustCo Bank Corp NY
                                 (Registrant)




                                 By: /s/ Robert T. Cushing
                                     ----------------------------
                                     Robert T. Cushing
                                     Executive Vice President and
                                     Chief Financial Officer

                                Exhibits Index

The following exhibits are filed herewith:

Reg S-K Exhibit No.       Description                                    Pages
------------------        ----------------------------------------       -----
      99(a)               Presentation given at the Annual Meeting       5-29
                          of Shareholders held on May 15, 2006.

                                                                Exhibit 99(a)

                               Welcome to the


                               [LOGO] TRUSTCO
                                      Bank Corp NY


                             2006 Annual Meeting

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                         Shareholder Assembly Agenda


                           * Past Performance

                           * Current Performance

                           * Future Plans

                           * Questions and Answers

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

2001    2002    2003    2004    2005
1.83%   1.83%   1.96%   2.00%   2.07%

Return on Average Assets

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

TrustCo vs. Competitors

TrustCo                         2.07%
Arrow                           1.28%
1st Niagara                     1.18%
Key                             1.24%
Peer Group ($2-5 Billion)       1.06%

Return on Average Assets

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

Efficiency Ratio

 2001    2002    2003    2004    2005
38.96%  36.66%  38.33%  38.78%  38.29%

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

TrustCo vs. Competitors

TrustCo                         38.29%
Arrow                           53.47%
1st Niagara                     55.22%
Key                             62.45%
Peer group ($2-5 Billion)       59.25%

Efficiency Ratio

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

 2001    2002    2003    2004    2005
25.31%  26.08%  26.21%  26.65%  26.07%

Return on Equity

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

TrustCo vs. Competitors

TrustCo                         26.07%
Arrow                           15.94%
1st Niagara                      6.76%
Key                             15.42%
Peer group ($2-5 Billion)       12.23%

Return on Equity

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

 2001    2002    2003    2004    2005
84.58%  88.60%  83.98%  78.83%  77.46%

Dividend Payout Ratio

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

TrustCo vs. Competitors

TrustCo                         77.46%
Arrow                           52.27%
1st Niagara                     45.23%
Key                             47.60%
Peer group ($2-5 Billion)       34.70%

Dividend Payout Ratio

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

TrustCo vs. Competitors

TrustCo                         4.91%
Arrow                           3.52%
1st Niagara                     2.63%
Key                             3.95%
Peer Group ($2-5 Billion)       1.97%

Dividend Yield

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

 1986    1990    1995    2000    2005
$51.6   $82.3   $390.2  $747.9  $928.7

Market Capitalization in Millions

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                               2006 AND BEYOND
                               ---------------


                        * 2005 One Time Events

                        * Shrinking Interest Margins

                        * Core Earnings

                        * Future Plans

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]


                   Ten Year         Fed Funds
        Month      Treasury              Rate

          Jul          3.98                 1
          Aug          4.45                 1
          Sep          4.27                 1
          Oct          4.29                 1
          Nov           4.3                 1
          Dec          4.27                 1
       Jan-04          4.15                 1
          Feb          4.08                 1
          Mar          3.83                 1
          Apr          4.35                 1
          May          4.72                 1
          Jun          4.73                 1
          Jul           4.5              1.25
          Aug          4.28               1.5
          Sep          4.13              1.75
          Oct           4.1              1.75
          Nov          4.19                 2
          Dec          4.23              2.25
       Jan-05          4.22              2.25
          Feb          4.17               2.5
          Mar           4.5              2.75
          Apr          4.34              2.75
          May          4.14                 3
          Jun             4                 3
          Jul          4.18              3.25
          Aug          4.26               3.5
          Sep           4.2              3.75
          Oct          4.46              3.75
          Nov          4.54                 4
          Dec          4.47              4.25
       Jan-06          4.42              4.25
          Feb          4.57               4.5
          Mar          4.72              4.75

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]


2001    2002    2003    2004    2005    5/15/2006
56      62      69      75      79      83

Continuing to Expand
Number of Offices

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   Florida

                                [MAP GRAPHIC]


* Coming Soon

* Existing Branches

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                               Orlando, Florida

                                [MAP GRAPHIC]


* Coming Soon

* Existing Branches

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                   Downstate New York & Northern New Jersey

                                [MAP GRAPHIC]


* Coming Soon

* Existing Branches

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]




                                1990   1991      1992      1993      1994      1995      1996      1997      1998      1999

TrustCo Bank                    100    155.46    202.86    258.08    293.55    405.54    473.46    727.58    958.07    880.65
S&P 500                         100    130.47    140.41    154.57    156.61    215.46    264.93    353.31    454.28    549.86
SNL Super Regional Bank Index   100    168.57    215.44    225.39    213.2     332.57    460.93    668.91    721.2     588.64


Total Return Performance



                                2000      2001      2002      2003      2004      2005

TrustCo Bank                    978.62    1219.18   1096.88   1407.42   1543.47   1458.69
S&P 500                         499.83     440.4     343.07    441.48    489.51    513.55
SNL Super Regional Bank Index   735.09     713.97    736.14    945.25   1047.77   1054.64


Total Return Performance

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [PHOTO]

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                          TRUSTCO [GRAPHIC] BANK'S

                             Winter Warmth Fund

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   TRUSTY

                                  [GRAPHIC]

                             Your Home Town Pal

                     SNL Financial L.C. Ranks TrustCo #1
                         Savings Bank in the Nation


                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                  [GRAPHIC]


                                    Index

                                  Dividend
                                    Yield

                              Efficiency Ratio

                          Return On Average Equity

                          Return On Average Assets

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                            Questions and Answers


                             2006 Annual Meeting

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                           Thank You for Attending


                             2006 Annual Meeting